Exhibit 10.3

REGISTRATION RIGHTS AGREEMENT FOR INVESTORS

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made as of September 4, 2026, by and among RTB Digital, Inc, a Nevada corporation (“Company”), and the persons listed on Schedule A hereto, referred to individually as a “Stockholder” and collectively as the “Stockholders”. Capitalized terms used but not otherwise defined herein have the meanings set forth in Section 13.

A. In connection with the Subscription Agreement by and among the Company and the Stockholders hereto (the “Subscription Agreement”), the Company has agreed, upon the terms and subject to the conditions of the Subscription Agreement, to issue and sell Shares to each Subscriber (as defined in the Subscription Agreement), shares of common stock of the Company (the “Common Stock”).

B. To induce the Stockholders to consummate the transactions contemplated by the Subscription Agreement, the Company has agreed to provide certain registration rights under the Securities Act, and applicable state securities laws to the Stockholders, and their assignees or successors in interest, and certain rights to provide for the registration for resale of the Common Stock by means of a Registration Statement under the Securities Act, pursuant to the terms of this Agreement. Such Common Stock acquired by the Stockholders and their assignees or successors in interest are referred to collectively as the “Registrable Securities”.

NOW, THEREFORE, in consideration of the above premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and Stockholders hereby agree as follows:

1. Registration.

(a) Piggyback Registrations Rights. If, at any time beginning on the date hereof the date that is ninety (90) days after the Company files its Form 10-Q with the U.S. Securities and Exchange Commission covering the Company’s second fiscal quarter, there is not an effective Registration Statement covering the Registrable Securities, and the Company shall determine to prepare and file with the Commission a Registration Statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities (other than on Form S-4 or Form S-8, each as promulgated under the Securities Act, or their then equivalent relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans), then the Company shall send to the Stockholders a written notice of such determination at least twenty (20) days prior to the filing of any such Registration Statement and shall include in such Registration Statement all Registrable Securities requested by any Stockholder hereunder to be included in the registration within ten (10) days after the Company sends such notice to the Stockholders (the “Piggyback Shares”) for resale and offer on a continuous basis pursuant to Rule 415; provided, that (i) if, at any time after giving written notice of its intention to register any securities and prior to the effective date of the Registration Statement filed in connection with such registration, the Company determines for any reason not to proceed with such registration, the Company will be relieved of its obligation to register any Registrable Securities in connection with such registration, (ii) in case of a determination by the Company to delay registration of its securities, the Company will be permitted to delay the registration of Registrable Securities for the same period as the delay in registering such other securities, (iii) each Stockholder is subject to confidentiality obligations with respect to any information gained in this process or any other material non-public information he, she or it obtains, (iv) each Stockholder or assignee or successor in interest is subject to all applicable laws relating to insider trading or similar restrictions; and (v) if all of the Registrable Securities of the Stockholders cannot be so included due to Commission Comments or Underwriter Cutbacks, then the Company may reduce, in accordance with the provisions of Section 1(c) hereof, the number of securities covered by such Registration Statement to the maximum number which would enable the Company to conduct such offering in accordance with the provisions of Rule 415.

(b) Initial Registration Statement. At the election of each Stockholder pursuant to Section 1(a) hereof, the Company shall be required to include up to all Piggyback Shares held by such Stockholder for resale and offer on a continuous basis pursuant to Rule 415 in the first Registration Statement filed after the date hereof (the “Initial Registration Statement”); provided, however, that if all of the Registrable Securities of the Stockholders cannot be so included due to Commission Comments or Underwriter Cutbacks, then the Company may reduce, in accordance with the provisions of Section 1(c) hereof, the number of securities covered by the Initial Registration Statement to the maximum number which would enable the Company to conduct such offering in accordance with the provisions of Rule 415.

(c) Cutback Provisions. In the event all of the Registrable Securities cannot be or are not included in a Registration Statement due to Commission Comments or Underwriter Cutbacks, the Company and the Stockholders agree that securities shall be removed from such Registration Statement in the following order until no further removal is required by Commission Comments or Underwriter Cutbacks:

(i) First, any securities held by any former employee, consultant or affiliate of the Company, pro rata based on the number of securities being registered for such former employees, consultants or affiliates held by all of the former employees of the Company and any of their affiliates and successors in interest, whether pursuant to agreement or otherwise and any other person with any registration rights outstanding on the date hereof;

(ii) Second, the securities held by any broker/dealer or other FINRA registered member (“Compensation Securities”) and its members and affiliates, if any, obtained solely by reason of providing services to the Company, which are being registered pursuant to any registration rights agreement or otherwise; and

(iii) Third, the Registrable Securities held by the Stockholders that are requested to be included in the Registration Statement, pro rata based on the number of Registrable Shares held by each Stockholder in comparison to the number of Registrable Securities held by all Stockholders who have requested to include any Registrable Securities in the Registration Statement.

(d) Mandatory Registrations. In the event all of the Piggyback Shares of the Stockholders are not included in a Registration Statement due to Commission Comments or Underwriter Cutbacks, the Company shall prepare and file an additional Registration Statement (the “Follow-up Registration Statement”) with the Commission as promptly as practicable and in any event within ninety (90) days following the effectiveness of the previously filed Registration Statement or such earlier date as is permitted by written guidance by the Commission; provided, however, that the time period for filing the Follow-up Registration shall be extended to the extent that the Commission publishes written Commission Guidance or the Company receives written Commission Guidance which provides for a longer period before a Follow-up Registration Statement may be filed. The Follow-up Registration Statement shall cover the resale of all of the Registrable Securities that were excluded from any previously filed Registration Statement. In the event that all of the Piggyback Shares have not been registered in a Registration Statement after the Follow-up Registration Statement has been declared effective, the Company shall use commercially reasonable efforts thereafter to register any remaining unregistered Registrable Securities, subject to the provisions of Section 1(e) hereof.

(e) Filing; Content. The Company will use its commercially reasonable efforts to cause each Registration Statement pursuant to which any Registrable Securities are included, including the Initial or Follow-up Registration Statement, to contain the Plan of Distribution substantially similar to that attached hereto as Schedule B. The Company shall use its commercially reasonable efforts to cause any Registration Statement filed under this Section 1, including the Initial and Follow-up Registration Statement, to be declared effective under the Securities Act as promptly as practicable after the filing thereof and in any event no later than the earlier of (x) five (5) business days after the Commission notifies the Company that it will not review such Registration Statement or that it has no further comments thereto and (y) ninety (90) days after the initial filing date of such Registration Statement. The Company shall respond to all Commission comments as promptly as practicable, and in any event within fifteen (15) business days after receipt thereof, and shall request acceleration of effectiveness at the earliest time permitted by the Commission. The Company shall keep such Registration Statement continuously effective under the Securities Act until the earlier of (i) nine months after its Effective Date (provided, however, the nine month period shall be extended for any Grace Period (as defined below)), (ii) such time as all of the Registrable Securities covered by such Registration Statement have been publicly sold by the Stockholders, or (iii) such time as all of the Registrable Securities covered by such Registration Statement may be sold by the Stockholders pursuant to Rule 144 without regard to both the volume limitations for sales as provided in Rule 144 and the limitations for such sales provided in Rule 144(i), if applicable, as determined by the counsel to the Company pursuant to a written opinion letter to such effect, addressed and acceptable to the Company’s transfer agent and the affected Stockholder (“Effectiveness Period”). By 5:00 p.m. (New York City time) on the business day immediately following the Effective Date of a Registration Statement, the Company shall file with the Commission in accordance with Rule 424 under the Securities Act the final Prospectus to be used in connection with sales pursuant to such Registration Statement (whether or not such filing is technically required under such Rule).

(f) Termination of Registration Rights. The registration rights afforded to the Stockholders under this Section 1 shall terminate on the earliest date when all Registrable Securities of the Stockholder either: (i) have been publicly sold by the Stockholder pursuant to a Registration Statement, (ii) have been covered by an effective Registration Statement which has been effective for an aggregate period of sixteen (16) months (whether or not consecutive), provided, however, the time period shall be calculated so as to exclude any Grace Period (as defined below), or (iii) may be sold by the Stockholder pursuant to Rule 144 without regard to both the volume limitations for sales as provided in Rule 144 and the limitations for such sales provided in Rule 144(i), if applicable, as determined by the counsel to the Company pursuant to a written opinion letter to such effect, addressed and acceptable to the Company’s transfer agent and the affected Stockholder.

2. Demand Registration Rights.

(a) Demand Right. The Stockholders as a group representing at least 50% of the Registrable Securities (a “Requesting Group”) shall have a separate one-time right, by written notice to the Company, signed by all such Stockholders representing the Requesting Group (the “Demand Notice”), to request the Company to register for resale all Registrable Securities included by the Requesting Group in the Demand Notice (the “Demand Shares”) under and in accordance with the provisions of the Securities Act by filing with the Commission a Registration Statement covering the resale of such Demand Shares (the “Demand Registration Statement”) by the date that is ninety (90) days after the Company files its Form 10-Q with the U.S. Securities and Exchange Commission covering the Company’s second fiscal quarter. A copy of the Demand Notice also shall be provided by the Company to each of the other Stockholders, who will have fifteen (15) days to notify the Company in writing to include their Registrable Securities as part of the Demand Shares, the failure of which, however, shall not in any way affect the rights of the Requesting Group pursuant to this Section 2(a). The Demand Registration Statement required hereunder shall be on any form of registration statement then available for the registration of the Registrable Securities, as selected by the Company in accordance with applicable law and regulation. The Company will use its commercially reasonable efforts to file the Demand Registration Statement within forty-five (45) days of the receipt of the Demand Notice, provided if the Demand Notice is given within the forty-five (45) days after the prior fiscal year end, then the Company will use its reasonably commercial efforts to file the Demand Registration Statement within one-hundred five (105) days of the fiscal year end of the Company. The Company shall use its commercially reasonable efforts to cause the Demand Registration Statement to be declared effective under the Securities Act as promptly as practicable after the filing thereof and to keep the Demand Registration Statement continuously effective under the Securities Act during the Effectiveness Period.

(b) Inclusion of Other Registrable Shares and Cutback Provisions. If, as a result of Commission Comments, not all shares that are desired to be included in a Registration Statement for the Demand Shares are able to be included in such Registration Statement, the provisions of Section 1(c) shall apply, subject to the Demand Priority (as defined below) of the Requesting Group. Pursuant to the piggyback registration rights granted under this Agreement, the Company may include the Registrable Shares of the other Stockholders which will be subject to the provision of Section 1(c) hereof, except that under Section 1(c)(iii), there will be no cutback of the Registrable Securities of the Requesting Group until the Stockholders of Piggyback Shares and the shares of any other person exercising piggyback rights under any other registration rights agreement (except for any Compensation Securities, which shall have the priority established in Section 1(c)) have been removed, and thereafter if any further Registrable Securities have to be removed then those of the Requesting Group will be removed pro rata (the “Demand Priority”). Notwithstanding the foregoing, if any other securities of any person other than the Stockholders of the Requesting Group or the holders of the Compensation Securities are included on the Demand Registration Statement, such securities will be removed, if required pursuant to Commission Comments, after removal of the securities indicated in Section 1(c)(i) and before the securities indicated in Section 1(c)(ii), as such persons decide among themselves, and if there is no agreement as to such removal provided to the Company within a reasonable time, time being of the essence, then all the such securities will be removed.

(c) Termination of Demand Registration Rights. The registration rights afforded to each Stockholder under this Section 2 shall terminate on the earliest date when all Registrable Securities of the Stockholder either: (i) have been publicly sold by the Stockholder pursuant to a Registration Statement, or (ii) may be sold by the Stockholder pursuant to Rule 144 without regard to both the volume limitations for sales as provided in Rule 144 and the limitations for such sales provided in Rule 144(i), if applicable, as determined by the counsel to the Company pursuant to a written opinion letter to such effect, addressed and acceptable to the Company’s transfer agent and the affected Holder in its reasonable discretion.

3. Registration Procedures. Whenever any Registrable Securities are to be registered pursuant to this Agreement, the Company shall use its commercially reasonable efforts to process the registration and sale of such Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto the Company shall have the following obligations:

(a) The Company shall prepare and file with the Commission a Registration Statement with respect to such Registrable Securities and use its commercially reasonable efforts to cause such Registration Statement to become effective.

(b) The Company shall prepare and file with the Commission such amendments (including post-effective amendments) and supplements to a Registration Statement and the Prospectus used in connection with such Registration Statement, which Prospectus is to be filed pursuant to Rule 424 promulgated under the Securities Act, as may be necessary to keep such Registration Statement effective at all times during the Effectiveness Period, and, during such period, comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities of the Company covered by such Registration Statement until such time as all of such Registrable Securities shall have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in such Registration Statement. In the case of amendments and supplements to a Registration Statement which are required to be filed pursuant to this Agreement by reason of the Company filing a report on Forms 10-K, 10-Q or Current Report on Form 8-K, or any analogous report under the Exchange Act, the Company shall have incorporated such report by reference into such Registration Statement, if applicable, or shall file such amendments or supplements with the Commission on the same day on which the Exchange Act report is filed which created the requirement for the Company to amend or supplement such Registration Statement.

(c) The Company shall furnish to each Stockholder holding Registrable Securities in any Registration Statement, without charge, (i) promptly after the same is prepared and filed with the Commission at least one copy of such Registration Statement and any amendment(s) thereto, including financial statements and schedules, all documents incorporated therein by reference (if requested by such seller), all exhibits, and each preliminary Prospectus, (ii) upon the effectiveness of any Registration Statement, a copy of the Prospectus included in such Registration Statement and all amendments and supplements thereto (or such other number of copies as such seller may reasonably request), and (iii) such other documents, including copies of any preliminary or final Prospectus, as such seller may reasonably request from time to time in order to facilitate the disposition of the Registrable Securities owned by such seller. Notwithstanding the foregoing, if the Registration Statement, Prospectus and any amendments and supplements thereto are available on EDGAR, then for purposes of the delivery requirement under this Agreement will be deemed satisfied by the availability of the documents on EDGAR.

(d) The Company shall use its commercially reasonable efforts to (i) register and qualify, unless an exemption from registration and qualification applies, the resale by any seller of the Registrable Securities covered by a Registration Statement under such other securities or “blue sky” laws of all applicable jurisdictions in the United States, (ii) prepare and file in those jurisdictions, such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Effectiveness Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Effectiveness Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (x) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(d), (y) subject itself to general taxation in any such jurisdiction, or (z) file a general consent to service of process in any such jurisdiction.

(e) The Company shall use its commercially reasonable efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement, or the suspension of the qualification of any of Registrable Securities for sale in any jurisdiction and, if such an order or suspension is issued, to obtain the withdrawal of such order or suspension at the earliest practicable time and to notify the Stockholders holding any Registrable Securities included in the offering under such Registration Statement of such order and the resolution thereof or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

(f) The Company shall notify the Stockholders in writing of the happening of any event, as promptly as practicable after becoming aware of such event, as a result of which the Prospectus included in a Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (provided that in no event shall such notice contain any material, nonpublic information), and, subject to Section 3(r), promptly prepare a supplement or amendment to such Registration Statement to correct such untrue statement or omission, and deliver ten (10) copies of such supplement or amendment to the Stockholders (or such other number of copies as a Stockholder may reasonably request).

(g) The Company shall promptly notify the Stockholders in writing (i) when a Prospectus or any Prospectus supplement or post-effective amendment has been filed, and when a Registration Statement or any post-effective amendment has become effective (notification of such effectiveness shall be delivered to the Stockholders by facsimile or email on the same day of such effectiveness or by overnight delivery), (ii) of any request by the Commission for amendments or supplements to a Registration Statement or related Prospectus or related information, and (iii) of the Company’s reasonable determination that a post-effective amendment to a Registration Statement would be appropriate.

(h) If any Stockholder is required under applicable securities laws to be described in a Registration Statement as an underwriter, then at the request of such Stockholder in connection with such Stockholder’s due diligence requirements, the Company shall make available for inspection by (i) such Stockholder, (ii) such Stockholder’s legal counsel, and (iii) one firm of accountants or other agents retained by such Stockholder (collectively, the “Inspectors”), all pertinent financial and other records, and pertinent corporate documents and properties of the Company (collectively, the “Records”), as shall be reasonably deemed necessary by each Inspector, and cause the Company’s officers, directors and employees to supply all information which any Inspector may reasonably request; provided, however, that each Inspector shall agree to hold in strict confidence and shall not make any disclosure (except to such Stockholder) or use of any Record or other information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, unless (a) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in any Registration Statement or is otherwise required under the Securities Act, (b) the release of such Records is ordered pursuant to a final, non-appealable subpoena or order from a court or government body of competent jurisdiction, or (c) the information in such Records has been made generally available to the public other than by disclosure in violation of this or any other agreement of which the Inspector has knowledge. Each Stockholder agrees that it shall, upon learning that disclosure of such Records is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the Records deemed confidential. Nothing herein (or in any other confidentiality agreement between the Company and any Stockholder) shall be deemed to limit any Stockholder’s ability to sell Registrable Securities in a manner which is otherwise consistent with applicable laws and regulations.

(i) The Company shall hold in confidence and not make any disclosure of information concerning any Stockholder provided to the Company by such Stockholder unless (i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other final, non-appealable order from a court or governmental body of competent jurisdiction, (iv) such information has been made generally available to the public other than by disclosure in violation of this Agreement or any other agreement, or (v) such Stockholder provides information to the Company intended for inclusion in a Registration Statement. The Company agrees that it shall, upon learning that disclosure of information concerning a Stockholder is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt written notice to the Stockholder if permitted by applicable law or regulation and allow such Stockholder, at such Stockholder’s expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

(j) The Company shall (i) if applicable, use its commercially reasonable efforts to cause all of the Registrable Securities covered by a Registration Statement to be listed on each securities exchange on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange, (ii) otherwise, use its commercially reasonable efforts to secure designation and quotation of all of the Registrable Securities covered by a Registration Statement on any one of the different levels of The NASDAQ Stock Market, or (iii) if, despite the Company’s commercially reasonable efforts, as applicable, to satisfy, the preceding clauses (i) and (ii) the Company is unsuccessful in satisfying the preceding clauses (i) and (ii), to instead secure the inclusion for quotation on the Over-the-Counter Bulletin Board for such Registrable Securities and, without limiting the generality of the foregoing, to use its commercially reasonable efforts to encourage at least two market makers to register with the Financial Industry Regulatory Authority, Inc. (“FINRA”) as such with respect to such Registrable Securities. For the avoidance of doubt, subject to and in accordance with Section 5, the Company shall pay all fees and expenses of the Company in connection with satisfying its obligation under this Section 3(k).

(k) If requested by a Stockholder, the Company shall (i) as soon as practicable incorporate in a Prospectus supplement or post-effective amendment such information as such Stockholder reasonably requests to be included therein relating to the sale and distribution of Registrable Securities, including, without limitation, information with respect to the number of Registrable Securities being offered or sold, the purchase price being paid therefor and any other terms of the offering of the Registrable Securities to be sold in such offering; (ii) as soon as practicable make all required filings of such Prospectus supplement or post-effective amendment after being notified of the matters to be incorporated in such Prospectus supplement or post-effective amendment; and (iii) as soon as practicable, supplement or make amendments to any Registration Statement if reasonably requested by such Stockholder holding any Registrable Securities.

(l) The Company shall cooperate with each Stockholder who holds Registrable Securities being offered and, to the extent applicable, facilitate the timely preparation and delivery of book-entry positions or certificates (not bearing any restrictive legend) representing the Registrable Securities to be offered pursuant to a Registration Statement and enable such book-entry positions or certificates to be in such denominations or amounts, as the case may be, as such Stockholder may reasonably request and registered in such names as such Stockholder may request. The Company shall use commercially reasonable efforts to cause its transfer agent to cooperate in all such issuances and transfers and shall cause Company counsel to deliver any legal opinion reasonably required by the transfer agent to remove restrictive legends from Registrable Securities that may be sold pursuant to an effective Registration Statement or Rule 144 without restrictive legend.

(m) The Company shall use its commercially reasonable efforts to cause the Registrable Securities covered by a Registration Statement to be registered with or approved by such other U.S. governmental agencies or authorities, but only in matters not contemplated in Section 3(d) or reasonably related to such matters (which matters are to be governed exclusively by Section 3(d)), as may be strictly necessary to consummate the disposition of such Registrable Securities by the Stockholders strictly in accordance with the Plan of Distribution included in the Registration Statement (as such Plan of Distribution may be modified from time to time in any filing with the Commission).

(n) The Company shall make generally available to its security holders as soon as practicable, but not later than one-hundred five (105) days after the close of the period covered thereby (or, if different, within the period permitted for the filing of reports on Forms 10-K or 10-Q), an earnings statement (in form complying with, and in the manner provided by, the provisions of Rule 158 under the Securities Act) covering a twelve-month period beginning not later than the first day of the Company’s fiscal quarter next following the Effective Date of a Registration Statement.

(o) The Company shall otherwise use its commercially reasonable efforts to comply with all applicable rules and regulations of the Commission in connection with any registration hereunder.

(p) Within five (5) business days after a Registration Statement which covers Registrable Securities is ordered effective by the Commission, the Company shall deliver, and shall cause legal counsel for the Company to deliver, to the transfer agent for such Registrable Securities confirmation that such Registration Statement has been declared effective by the Commission in the form attached hereto as Exhibit A and the Irrevocable Transfer Agent Instructions in the form attached hereto as Exhibit B.

(q) Notwithstanding anything to the contrary herein, at any time after the Effective Date of a Registration Statement, the Company may delay the disclosure of material, non-public information concerning the Company, the disclosure of which at the time is not, in the good faith opinion of the Board of Directors of the Company, in the best interest of the Company and not, after consultation with legal counsel, otherwise required (a “Grace Period”); provided, that the Company shall promptly (i) notify the Stockholders in writing of the existence of material, non-public information giving rise to a Grace Period (provided that in each notice the Company will not disclose the content of such material, non-public information to the Stockholders) and the date on which the Grace Period will begin, and (ii) notify the Stockholders in writing of the date on which the Grace Period ends; and, provided further, that no Grace Period shall exceed sixty (60) consecutive days and during any three hundred sixty-five (365) day period such Grace Periods shall not exceed an aggregate of one hundred twenty (120) days (each, an “Allowable Grace Period”). For purposes of determining the length of a Grace Period above, the Grace Period shall begin on and include the date on which the Company sends the notice referred to in clause (i) to the Stockholders and shall end on and include the later of the date on which the Company sends the notice referred to in clause (ii) to the Stockholders and the date referred to in such notice. The provisions of Section 3(f) hereof shall not be applicable during the period of any Allowable Grace Period. Upon expiration of the Grace Period, the Company shall again be bound by Section 3(f) with respect to the information giving rise thereto unless such material, non-public information is no longer applicable. Notwithstanding anything to the contrary, the Company shall cause its transfer agent to deliver unlegended shares of Common Stock to a transferee of a Stockholder in connection with any sale of Registrable Securities with respect to which such Stockholder has entered into a contract for sale and delivered a copy of the Prospectus included as part of the applicable Registration Statement (unless an exemption from such Prospectus delivery requirements exists) prior to the Company’s delivery of the notice of a Grace Period or, if earlier, prior to the Stockholder’s acquisition of knowledge of the material, non-public information concerning the Company that gave rise to the Grace Period, but which the Stockholder has not yet settled.

4. Obligations of the Stockholders.

(a) At least five (5) business days prior to the first anticipated filing date of a Registration Statement, the Company shall notify the Stockholders in writing of the information the Company requires from each Stockholder if the Stockholder’s Registrable Securities are to be included in such Registration Statement. It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to any Registrable Securities of a Stockholder that such Stockholder furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the effectiveness of the registration of such Registrable Securities and execute such documents in connection with such registration as the Company may reasonably request. If a Stockholder does not provide such information in time for the filing of a Registration Statement, then the Company may omit the Registrable Securities of such Stockholder from that Registration Statement until such information is provided, but such omission shall not constitute a forfeiture or waiver of any registration rights afforded by this Agreement.

(b) Each Stockholder, by such Stockholder’s acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of any Registration Statement hereunder, unless the Stockholder has notified the Company in writing of the Stockholder’s election to exclude all of the Stockholder’s Registrable Securities from such Registration Statement.

(c) The Stockholders agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Sections 3(e) or 3(f) or of a Grace Period under Section 3(r), the Stockholders will immediately discontinue disposition of Registrable Securities pursuant to any Registration Statement(s) covering such Registrable Securities until receipt of the copies of the supplemented or amended Prospectus contemplated by Sections 3(e) or 3(f) or receipt of notice that no supplement or amendment is required. Notwithstanding anything to the contrary, the Company shall cause its transfer agent to deliver unlegended shares of Common Stock to a transferee of a Stockholder in connection with any sale of Registrable Securities with respect to which such Stockholder has entered into a contract for sale prior to the Company’s delivery of a notice of the happening of any event of the kind described in Sections 3(e) or 3(f) or of any Grace Period, or, if earlier, prior to such Stockholder’s acquisition of knowledge of the material, non-public information concerning the Company or the facts or circumstances that gave rise to the Grace Period or of the Section 3(e) or 3(f) event, but which the Stockholder has not yet settled.

(d) Each Stockholder covenants and agrees that it will comply with the Prospectus delivery requirements of the Securities Act as applicable to it or an exemption therefrom in connection with sales of Registrable Securities pursuant to a Registration Statement.

5. Registration Expenses. All expenses incident to the Company’s performance of or compliance with this Agreement, including without limitation all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, fees and disbursements of custodians, and fees and disbursements of counsel for the Company and all independent certified public accountants, underwriters (excluding discounts, commissions and placement agent fees) and other Persons retained by the Company (all such expenses being herein called “Registration Expenses”), shall be borne by the Company. Further, the Company shall pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance and the expenses and fees for listing the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed.

6. Indemnification.

In the event any Registrable Securities are included in a Registration Statement under this Agreement:

(a) To the fullest extent permitted by law, the Company will, and hereby does, indemnify, hold harmless and defend each Stockholder, the directors, officers, members, partners, employees, agents, representatives of, and each Person, if any, who controls a Stockholder within the meaning of the Securities Act or the Exchange Act (each, an “Indemnified Person”), against any losses, claims, damages, liabilities, judgments, fines, penalties, charges, costs, reasonable attorneys’ fees, amounts paid in settlement or expenses, joint or several, (collectively, “Claims”) incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency, body or the Commission, whether pending or threatened, whether or not an indemnified party is or may be a party thereto (“Indemnified Damages”), to which any of them may become subject insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or any post-effective amendment thereto or in any filing made in connection with the qualification of the offering under the securities or other “blue sky” laws of any jurisdiction in which Registrable Securities are offered (“Blue Sky Filing”), or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary Prospectus if used prior to the effective date of such Registration Statement, or contained in the final Prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the Commission) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in the light of the circumstances under which the statements therein were made, not misleading, (iii) any violation or alleged violation by the Company of the Securities Act or the Exchange Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities pursuant to a Registration Statement or (iv) any violation of this Agreement (the matters in the foregoing clauses (i) through (iv) being, collectively, “Violations”). Subject to Section 6(c), the Company shall reimburse the Indemnified Persons, promptly as such expenses are incurred and are due and payable, for any legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a): (i) shall not apply to a Claim by an Indemnified Person arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by such Indemnified Person or by a Related Information Provider expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto, (ii) shall not be available to the extent such Claim is based on a failure of a Stockholder to deliver or to cause to be delivered the Prospectus made available by the Company, including a corrected Prospectus, if such Prospectus or corrected Prospectus was timely made available by the Company pursuant to Section 3(c), and (iii) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld or delayed. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by a Stockholder pursuant to Section 10. “Related Information Provider” means, in respect of any Indemnified Person, the Stockholder to which such Indemnified Person is related or another Indemnified Person that is related to the Stockholder to which such Indemnified Person is related.

(b) To the fullest extent permitted by law, in connection with any Registration Statement in which a Stockholder’s Registrable Securities are included or in which a Stockholder is otherwise participating, such Stockholder will severally and not jointly indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the Registration Statement, each Person, if any, who controls the Company within the meaning of the Securities Act, any underwriter, any other Stockholder or other Person selling securities in such Registration Statement and any controlling person of any such underwriter or other Stockholder or other Person (each an “Other Indemnified Person”), against any Claims or Indemnified Damages to which any of them may become subject, under the Securities Act, the Exchange Act or otherwise, insofar as such Claim or Indemnified Damages arise out of or are based upon any Violation, in each case to the extent, and only to the extent, that such Violation occurs in reliance upon and in conformity with written information furnished by such Stockholder or by a Related Information Provider expressly for use in connection with such Registration Statement; and each such Stockholder will pay, as incurred, any legal or other expenses reasonably incurred by any Other Indemnified Person intended to be indemnified pursuant to this Section 6(b), in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 6(b) shall not apply to amounts paid in settlement of any such Claim if such settlement is effected without the prior written consent of indemnifying Stockholder, which consent shall not be unreasonably withheld; provided, further, however, that indemnifying Stockholder shall be liable under this Section 6(b) for only that amount of a Claim or Indemnified Damages as does not exceed the net proceeds to the Stockholder as a result of the sale of Registrable Securities pursuant to such Registration Statement, except in the case of fraud by such Stockholder. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Other Indemnified Person and shall survive the transfer of the Registrable Securities by the Stockholder pursuant to Section 10.

(c) Promptly after receipt by an Indemnified Person or Other Indemnified Person under this Section 6 of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving a Claim, such Indemnified Person or Other Indemnified Person shall, if a claim for indemnification in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and reasonably satisfactory to the Indemnified Person or the Other Indemnified Person, as the case may be; provided, however, that an Indemnified Person or Other Indemnified Person shall have the right to retain its own counsel with the fees and expenses of not more than one counsel for all such Indemnified Persons or all such Other Indemnified Persons to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Other Indemnified Person and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Other Indemnified Person and any other party represented by such counsel in such proceeding. The Other Indemnified Person or Indemnified Person, as applicable, shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such action or Claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to such Other Indemnified Person or such Indemnified Person which relates to such action or Claim. The indemnifying party shall keep the Other Indemnified Person or Indemnified Person, as applicable, reasonably apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its prior written consent; provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the prior written consent of the Other Indemnified Person or Indemnified Person, as applicable, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Other Indemnified Person or such Indemnified Person of a release from all liability in respect to the Claim at issue, and such settlement shall not include any admission as to fault on the part of such Other Indemnified Person or such Indemnified Person. Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Other Indemnified Person or Indemnified Person, as applicable, with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Other Indemnified Person, as applicable, under this Section 6, except to the extent that the indemnifying party is materially prejudiced in its ability to defend such action.

(d) The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Indemnified Damages are incurred, subject to an undertaking by the Indemnified Person or the Other Indemnified Person, as applicable, to return such payments to the extent a court of competent jurisdiction or other competent authority determines that such payments were unlawful or were not required under this Agreement.

(e) Without any duplication or multiplication of damages, the indemnity agreements contained herein shall be in addition to (i) any cause of action or similar right of the Other Indemnified Person or Indemnified Person against the indemnifying party or others, and (ii) any liabilities the indemnifying party may be subject to pursuant to the law.

(f) Unless suspended by the underwriting agreement applicable to any registration, the obligations of the Company and Stockholders under this Section 6 shall survive the completion of any offering of Registrable Securities in a Registration Statement under this Agreement, or otherwise.

7. Contribution. To the extent any indemnification by an indemnifying party is prohibited or limited by law, such indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however, that: (i) no Person involved in the sale of Registrable Securities which Person is guilty of fraudulent misrepresentation (within the meaning of Section 10(f) of the Securities Act) in connection with such sale shall be entitled to contribution from any Person involved in such sale of Registrable Securities who was not guilty of fraudulent misrepresentation; and (ii) contribution by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities pursuant to such Registration Statement

8. No Delay of Registration. No Stockholder shall have any right to obtain or seek an injunction restraining or otherwise delaying any registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Agreement.

9. Reports under Securities Exchange Act. With a view to making available to the Stockholders the benefits of Rule 144 promulgated under the Securities Act or any other similar rule or regulation of the Commission that may at any time permit a Stockholder to sell securities of the Company to the public without registration, the Company agrees to use its commercially reasonable efforts to continue to be a Reporting Company for four years and further during such time it is a Reporting Company the Company agrees to use its commercially reasonable efforts to:

(a) make and keep public information available, as those terms are understood and defined in Rule 144;

(b) file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act so long as the Company remains subject to such requirements and the filing of such reports and other documents is required for the applicable provisions of Rule 144; and

(c) furnish to each Stockholder so long as such Stockholder owns Registrable Securities, promptly upon request, (i) a written statement by the Company, if true, that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested to permit such Stockholder to sell such securities pursuant to Rule 144 without registration.

10. Assignment of Registration Rights. The rights under this Agreement shall be automatically assignable by each Stockholder to any transferee of all or any portion of such Stockholder’s Registrable Securities if: (i) such Stockholder agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment; (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee, and (b) the securities with respect to which such registration rights are being transferred or assigned; (iii) immediately following such transfer or assignment the further disposition of such securities by the transferee or assignee is or might be restricted under the Securities Act and applicable state securities laws; and (iv) at or before the time the Company receives the written notice contemplated by clause (ii) of this sentence the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein.

11. Subsequent Registration Rights. The Company agrees that after conclusion of the offering contemplated by the Subscription Agreement and excluding any registration rights agreement with the holder of any Compensation Securities, it will not grant to any person any registration right or proceed to register any securities of any person unless it provides in such agreement or registration that any securities being registered under such agreement or registration will be subject to the cutback provisions of this Agreement as provided in Section 1(c) and Section 2(b).

12. Amendment of Registration Rights. Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of at least a majority of the then outstanding Registrable Securities; provided, that no amendment or waiver may materially and adversely affect a Stockholder disproportionately to other Stockholders or impose any lock-up, transfer restriction or waiver of registration rights on such Stockholder without such Stockholder’s prior written consent. Any amendment so effected will be binding upon all Stockholders, whether or not such Stockholder consents thereto.

13. Definitions.

(a) “Business Day” means any day other than a Saturday, Sunday, or “market holiday” on which the New York Stock Exchange, Nasdaq, or bond markets are closed.

(b) “Commission” means the Securities and Exchange Commission.

(c) “Commission Comments” means written comments pertaining solely to Rule 415 or other comments to the extent they relate to Rule 415 which are received by the Company from the Commission, and a copy of which shall have been provided by the Company to the Stockholders, to a filed Registration Statement which limit the amount of shares which may be included therein to a number of shares which is less than such amount sought to be included thereon as filed with the Commission.

(d) “Commission Guidance” means (i) any publicly-available written or oral guidance, comments, requirements or requests of the Commission staff, (ii) the Securities Act or (iii) the Exchange Act.

(e) “Common Stock” means the common stock, $0.001 par value per share, of the Company.

(f) “Effective Date” means, as to a Registration Statement, the date on which such Registration Statement is first declared effective by the Commission.

(g) Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, together with the regulations promulgated thereunder.

(h) “Person” means an individual, a partnership, a limited liability company, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

(i) “Prospectus” means the prospectus included in a Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective Registration Statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus

(j) “Registrable Securities” means (i) the Common Stock issued or issuable to the Stockholders or any assignee or successor in interest pursuant to the Subscription Agreement, and (ii) any other shares of Common Stock or any other securities issued or issuable with respect to the securities referred to in clause (i) by way of a stock dividend or stock split or in connection with an exchange or combination of shares, recapitalization, merger, consolidation or other reorganization.

(k) “Registration Statement” means any registration statement (including, without limitation, the Initial Registration Statement or the Follow-up Registration Statement) required to be filed hereunder (which, at the Company’s option, may be an existing registration statement of the Company previously filed with the Commission, but not declared effective), including (in each case) the Prospectus, amendments and supplements to the Registration Statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in the Registration Statement.

(l) “Reporting Company” means a company that is obligated to file periodic reports under Sections 13 or 15(d) of the Securities Exchange Act.

(m) “Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission that may at any time permit the Stockholder to sell securities of the Company to the public without registration.

(n) “Rule 415” means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

(o) “Rule 424” means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

(p) “Securities Act” means the Securities Act of 1933, as amended from time to time together with the regulations promulgated thereunder.

(q) “Underwriter Cutbacks” means any reduction in the number of shares suggested by any managing underwriter to be included in a registration under a Registration Statement based upon the guidance in this Section 13(s). In connection with any offering involving an underwriting of shares of the Company’s capital stock, the Company shall not be required under Section 1 to include any of the Stockholders’ securities in such underwriting unless they accept the terms of the underwriting as agreed upon between the Company and the underwriters, and then only in such quantity as the underwriters determine in their sole discretion will not jeopardize the success of the offering by the Company. If the total amount of securities, including Registrable Securities, requested by Stockholders to be included in such offering exceeds the amount of securities to be sold, other than by the Company, that the underwriters determine in their sole discretion is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters determine in their sole discretion will not jeopardize the success of the offering (the securities so included to be apportioned pro rata among the selling shareholders according to the total amount of securities entitled to be included therein owned by each selling shareholder or in such other proportions as shall mutually be agreed to by such selling shareholders); provided, that any such cutback will be effected in accordance with the priorities established by Section 1(c); and provided further that in no event shall the amount of securities of the selling Stockholders included in the offering be reduced below 30% of the total amount of securities included in such offering.

14. [Intentionally Omitted.]1

15. Miscellaneous.

(a) A Person is deemed to be a holder of Registrable Securities whenever such Person owns or is deemed to own of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more Persons with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from such record owner of such Registrable Securities.

(b) Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile or email (provided that for notices via facsimile, confirmation of transmission is mechanically or electronically generated and kept on file by the sending party, and that for notices via email, such email is kept on file (whether electronically or otherwise) by the sending party and the sending party does not receive an automatically generated message from the recipient’s email server that such email could not be delivered to such recipient); or (iii) one business day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses, facsimile numbers and email addresses for such communications shall be:

If to the Company:

RTB Digital, Inc.

4300 University Way, NE, Suite C

Seattle, WA 98105

Email:

Attention: Bill Sornsin and Legal Counsel

and

If to any Stockholder, at the address for such Stockholder on the records of the Company, which may include the information on Schedule A hereto.

or to such other address and/or facsimile number and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender’s facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by a courier or overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively. A copy of the email transmission containing the time, date and recipient e-mail address shall be rebuttable evidence of receipt by email in accordance with clause (ii) above.

(c) Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

(d) All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of Delaware. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the State of Delaware, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

(e) This Agreement and the instruments referenced herein and therein constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement and the instruments referenced herein and therein supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.

(f) Subject to the requirements of Section 10, this Agreement shall inure to the benefit of and be binding upon the permitted successors and assigns of each of the parties hereto.

(g) The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

(h) Any documents required to be supplied by the Company that may be viewed on readily available, public websites, such as EDGAR, need not be delivered hereunder and the public availability will be deemed to have satisfied fully the delivery required hereunder.

(i) This Agreement may be executed in identical counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission or other electronic transmission (such as but not limited to an email attachment in PDF format) of a copy of this Agreement bearing the signature of the party so delivering this Agreement. This Agreement may also be executed by electronic signature of such Person.

(j) Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

(k) All consents and other determinations required to be made by a Stockholders pursuant to this Agreement shall be made, unless otherwise specified in this Agreement, by such Stockholder.

(l) The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent and no rules of strict construction will be applied against any party.

(m) This Agreement is intended for the benefit of, and shall be binding upon, the parties hereto and their respective successors and permitted assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

(n) The obligations of each Stockholder hereunder are several and not joint with the obligations of any other Stockholder, and no provision of this Agreement is intended to confer any obligations on a Stockholder vis-à-vis any other Stockholder. Nothing contained herein, and no action taken by any Stockholder pursuant hereto, shall be deemed to constitute the Stockholders as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Stockholders are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated herein.

(o) Currency. As used herein, “Dollar”, “US Dollar” and “$” each mean the lawful money of the United States.

[Signature pages follow immediately]

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

COMPANY:

RTB DIGITAL, INC.

By:
James C. Heckman,
Chief Executive Officer

[Stockholder Signature Page Follows]

STOCKHOLDER SIGNATURE PAGE FOR REGISTRATION RIGHTS AGREEMENT

WITH RTB DIGITAL, INC.

STOCKHOLDER

PRINT NAME: _________

By:

ADDRESS:

EMAIL: _________

FAX (if applicable): __________________________

TELEPHONE: ______________

EXHIBIT A

FORM OF NOTICE OF EFFECTIVENESS
OF REGISTRATION STATEMENT

[Transfer Agent]

[Address]

Attention:

Re: RTB Digital, Inc.

Ladies and Gentlemen:

[We are][I am] counsel to RTB Digital, Inc., a Nevada corporation (the “Company”), and have represented the Company in connection with that certain Registration Rights Agreement (the “Registration Rights Agreement”) between the Company and several holder of common stock of the Company listed therein (the “Stockholders”) pursuant to which the Company agreed, among other things, to register the Registrable Securities (as defined in the Registration Rights Agreement), under the Securities Act of 1933, as amended (the “1933 Act”). In connection with the Company’s obligations under the Registration Rights Agreement, on ____________ ___, 20__, the Company filed a registration statement on Form S-[1 or 3] (File No. 333-_____________) (the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”) relating to the Registrable Securities which names the Stockholder as a selling stockholder thereunder.

In connection with the foregoing, [we][I] advise you that upon review of EDGAR the SEC has entered an order declaring the Registration Statement effective under the 1933 Act at [ENTER TIME OF EFFECTIVENESS] on [ENTER DATE OF EFFECTIVENESS] and [we][I] have no knowledge, without further inquiry, that any stop order suspending its effectiveness has been issued or that any proceedings for that purpose are pending before, or threatened by, the SEC and the Registrable Securities are available for resale under the 1933 Act pursuant to the Registration Statement.

If applicable, you may receive notices from the Company pursuant to the Company’s rights or obligations under the Registration Rights Agreement in connection with stop orders or other restrictions on transfer of the shares included in such Registration Statement, but [we][I] [are][am] not obligated to update this letter or otherwise inform you of any such stop order or restriction.

[Other applicable disclosure to be inserted here, if appropriate.]

Very truly yours,

EXHIBIT B

IRREVOCABLE TRANSFER AGENT INSTRUCTIONS

_______________, 2020

[Addressed to Transfer Agent]

_______________________

_______________________

Attention: [________________________]

Ladies and Gentlemen:

Reference is made to that certain Registration Rights Agreement, dated as of [●], 2020 (the “Agreement”), by and among RTB Digital, Inc., a Nevada corporation (the “Company”), and _________________________ (the “Stockholder(s)”), pursuant to which the Company is obligated to register certain shares held by the Stockholder (the “Stockholder Shares”) of Common Stock of the Company, par value $0.001 per share (the “Common Stock”).

This letter shall serve as our irrevocable authorization and direction to you (provided that you are the transfer agent of the Company at such time) to issue shares of Common Stock upon transfer or resale of the Stockholder Shares, unless we have otherwise informed you of the termination of effectiveness of the registration statement in which the Stockholder Shares are included, a stop order or another transfer restriction. We may also later inform you that after the termination of effectiveness of such registration statement that a registration statement in which the Stockholder’s Shares are included has been declared and remains effective, or that such stop order has been lifted or that such transfer restriction is not applicable, in which case this authorization and direction shall be reinstated and be effective.

You acknowledge and agree that so long as you have previously received (a) written confirmation from the Company’s legal counsel that either (i) a registration statement covering resales of the Stockholder Shares has been declared and remains effective by the Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “1933 Act”), or (ii) sales of the Stockholder Shares may be made in conformity with Rule 144 under the 1933 Act (“Rule 144”), (b) if applicable, a copy of such registration statement, and (c) notice from legal counsel to the Company or any Stockholder that a transfer of Stockholder Shares has been effected either pursuant to the registration statement (and a prospectus delivered to the transferee) or pursuant to Rule 144, then as promptly as practicable, you shall issue book-entry positions or certificates representing the Stockholder Shares registered in the names of such transferees, and such book-entry positions or certificates shall not bear any legend restricting transfer of the Common Stock evidenced thereby and should not be subject to any stop-transfer restriction; provided, however, that if such shares of Common Stock are not registered for resale under the 1933 Act or able to be sold under Rule 144, then the certificates for such Common Shares shall bear the following legend:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL, IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

A form of written confirmation from the Company’s outside legal counsel that a registration statement covering resales of the Stockholder Shares has been declared effective by the SEC under the 1933 Act is attached hereto. We will inform you of any stop orders or other transfer restrictions.

Please execute this letter in the space indicated to acknowledge your agreement to act in accordance with these instructions. Should you have any questions concerning this matter, please contact me at ____________.

Very truly yours,

RTB DIGITAL, INC.

By:
XXXX,
Chief Executive Officer

THE FOREGOING INSTRUCTIONS ARE
ACKNOWLEDGED AND AGREED TO

this ___ day of ________________, 2026

[TRANSFER AGENT]

By:
Name:
Title:

Enclosures

SCHEDULE A

LIST OF STOCKHOLDERS

Name	Address

SCHEDULE B

SELLING STOCKHOLDERS

The shares of common stock being offered by the selling stockholders are those issuable to the selling stockholders upon under a 2Subscription Agreement at a purchase price of $11.13 per share. For additional information regarding the issuance of the shares of Common Stock, see “Private Placement of Common Stock, 2026” above. We are registering the shares of common stock in order to permit the selling stockholders to offer the shares for resale [from time to time]. Except for ____________, the selling stockholders have not had any material relationship with us within the past three years.

The table below lists the selling stockholders and other information regarding the beneficial ownership (as determined under Section 13(d) of the Securities Exchange Act of 1934 (“Exchange Act”), as amended, and the rules and regulations thereunder) of the shares of common stock held by each of the selling stockholders. The second column lists the number of shares of common stock beneficially owned by the selling stockholders, based on their respective ownership of shares of common stock as of ________, 20__, [_____________ and exercise of the outstanding options and warrants held by each such selling stockholder on that date but taking account of any limitations on conversion and exercise set forth therein].

The third column lists the shares of common stock being offered by this prospectus by the selling stockholders [and does not take into account any limitations (i) under any lock up agreements, or (ii) exercise of the options and warrants set forth therein].

In accordance with the terms of a registration rights agreement with the holders of the Common Stock, this prospectus generally covers the resale of the shares of common stock purchased under the Subscription Agreement [and _______________ (without regard to any limitations on conversion or exercise contained therein) as of the trading day immediately preceding the date this registration statement was initially filed with the SEC]. The fourth column assumes the sale of all of the shares offered by the selling stockholders pursuant to this prospectus.

See “Plan of Distribution.”

Name of Selling Stockholder	Number of Shares of Common Stock Owned Prior to the Offering	Maximum Number of Shares of Common Stock to be Sold Pursuant to this Prospectus	Number of Shares of Common Stock Owned After the Offering

PLAN OF DISTRIBUTION

We are registering the shares of common stock purchased by the selling stockholders to permit the resale of these shares of common stock by them from time to time after the date of this prospectus. We will not receive any of the proceeds from the sale by the selling stockholders of the shares of common stock. We will bear all fees and expenses incident to our obligation to register the shares of common stock.

The selling stockholders may sell all or a portion of the shares of common stock held by them and offered hereby from time to time directly or through one or more underwriters, broker-dealers or agents. If the shares of common stock are sold through underwriters or broker-dealers, the selling stockholders will be responsible for underwriting discounts or commissions or agent’s commissions. The shares of common stock may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of the sale, at varying prices determined at the time of sale or at negotiated prices. These sales may be made in transactions, which may involve crosses or block transactions, pursuant to one or more of the following methods:

●	on any securities exchange or quotation service on which the securities may be listed or quoted at the time of sale;

●	in the over-the-counter market;

●	in transactions otherwise than on these exchanges or systems or in the over-the-counter market;

●	through the writing or settlement of options, whether such options are listed on an options exchange or otherwise;

●	ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

●	block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

●	purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

●	an exchange distribution in accordance with the rules of the applicable exchange;

●	privately negotiated transactions;

●	short sales made after the date the Registration Statement is declared effective by the SEC;

●	broker-dealers may agree with a selling security holder to sell a specified number of such shares at a stipulated price per share;

●	a combination of any such methods of sale; and

●	any other method permitted pursuant to applicable law.

The selling stockholders may also sell shares of common stock under Rule 144 promulgated under the Securities Act of 1933, as amended (“Securities Act”), if available, rather than under this prospectus. In addition, the selling stockholders may transfer the shares of common stock by other means not described in this prospectus. If the selling stockholders effect such transactions by selling shares of common stock to or through underwriters, broker-dealers or agents, such underwriters, broker-dealers or agents may receive commissions in the form of discounts, concessions or commissions from the selling stockholders or commissions from purchasers of the shares of common stock for whom they may act as agent or to whom they may sell as principal (which discounts, concessions or commissions as to particular underwriters, broker-dealers or agents may be in excess of those customary in the types of transactions involved). In connection with sales of the shares of common stock or otherwise, the selling stockholders may enter into hedging transactions with broker-dealers, which may in turn engage in short sales of the shares of common stock in the course of hedging in positions they assume. The selling stockholders may also sell shares of common stock short and deliver shares of common stock covered by this prospectus to close out short positions and to return borrowed shares in connection with such short sales. The selling stockholders may also loan or pledge shares of common stock to broker-dealers that in turn may sell such shares.

The selling stockholders may pledge or grant a security interest in some or all of their shares of common stock owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the shares of common stock from time to time pursuant to this prospectus or any amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act amending, if necessary, the list of selling stockholders to include the pledgee, transferee or other successors in interest as selling stockholders under this prospectus. The selling stockholders also may transfer and donate the shares of common stock in other circumstances in which case the transferees, donees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus.

To the extent required by the Securities Act and the rules and regulations thereunder, the selling stockholders and any broker-dealer participating in the distribution of the shares of common stock may be deemed to be “underwriters” within the meaning of the Securities Act, and any commission paid, or any discounts or concessions allowed to, any such broker-dealer may be deemed to be underwriting commissions or discounts under the Securities Act. At the time a particular offering of the shares of common stock is made, a prospectus supplement, if required, will be distributed, which will set forth the aggregate amount of shares of common stock being offered and the terms of the offering, including the name or names of any broker-dealers or agents, any discounts, commissions and other terms constituting compensation from the selling stockholders and any discounts, commissions or concessions allowed or re-allowed or paid to broker-dealers.

Under the securities laws of some states, the shares of common stock may be sold in such states only through registered or licensed brokers or dealers. In addition, in some states the shares of common stock may not be sold unless such shares have been registered or qualified for sale in such state or an exemption from registration or qualification is available and is complied with.

There can be no assurance that any selling stockholder will sell any or all of the shares of common stock registered pursuant to the registration statement, of which this prospectus forms a part.

The selling stockholders and any other person participating in such distribution will be subject to applicable provisions of the Securities Act and the Exchange Act and in each case together with the rules and regulations thereunder, including, without limitation, to the extent applicable, Regulation M of the Exchange Act, which may limit the timing of purchases and sales of any of the shares of common stock by the selling stockholders and any other participating person. To the extent applicable, Regulation M may also restrict the ability of any person engaged in the distribution of the shares of common stock to engage in market-making activities with respect to the shares of common stock. All of the foregoing may affect the marketability of the shares of common stock and the ability of any Person to engage in market-making activities with respect to the shares of common stock.

We will pay all expenses of the registration of the shares of common stock pursuant to the registration rights agreement, estimated to be $[     ] in total, including, without limitation, Securities and Exchange Commission filing fees and expenses of compliance with state securities or “blue sky” laws; provided, however, a selling stockholder will pay all underwriting discounts and selling commissions, if any. We will indemnify the selling stockholders against liabilities, including some liabilities under the Securities Act in accordance with the registration rights agreements or the selling stockholders will be entitled to contribution. We may be indemnified by the selling stockholders against civil liabilities, including liabilities under the Securities Act that may arise from any written information furnished to us by the selling stockholder specifically for use in this prospectus, in accordance with the related registration rights agreements or we may be entitled to contribution.

Once sold under the registration statement, of which this prospectus forms a part, the shares of common stock will be freely tradable in the hands of persons other than our affiliates.